Exhibit 10.6.1

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
EXECUTION COPY
SCHEDULE NO. 9 (“Schedule 9”) DATED DECEMBER 7, 2004
TO
AGREEMENT FOR CONSULTING SERVICES
BETWEEN
AMERICA ONLINE, INC. (“AOL”) AND LIVEWORLD, INC. (“CONSULTANT”)
DATED AS OF MAY 12, 2003 (the “Agreement”)
SCOPE OF WORK
1.	Detailed description of services to be rendered by Consultant:

Consultant will provide AOL with training, management, ongoing moderation services and reporting for chat rooms and message boards on the America Online® brand service (the “AOL Service”) as designated by AOL (the “Moderation Services”). The Parties acknowledge and agree that Consultant’s services in connection with AOL’s RED™ Service chat rooms and message boards are governed by Schedule No. 3 to the Agreement.

Subject to the terms of the Agreement, including without limitation Section 3.3, and the terms of this Schedule 9, AOL shall provide Consultant with an adequate number of AOL Service accounts with screen names designating moderator status to enable Consultant’s moderators to perform their duties hereunder.

AOL and Consultant shall conduct additional training sessions as required from time to time during the Term of this Schedule as additional moderators are needed. In connection with the reporting deliverables, AOL will work with Consultant to provide requirements for reporting, information about AOL data, and access to AOL systems data as necessary and appropriate to enable Consultant to prepare and optimize the reports.

Phase 1: Preparation: Detailed schedule and implementation plan and initial training of moderators; revised community guidelines.

Phase 2: Transition of moderation of the designated chat rooms and message boards to be moderated by Consultant

Phase 3: Ongoing management and moderation of the designated chat rooms and discussion boards.

2.	Deliverables and documentation to be produced by Consultant:

2A: Phase 1a: Schedule; Implementation Plan; Revised Community Guidelines. Consultant will develop, in consultation with AOL, a schedule and implementation plan for each of Phases 1, 2 and 3. The schedule and implementation plan shall be subject to AOL’s final written approval. In addition, Consultant shall prepare written guidelines for moderator training and requirements for reporting and scheduling (the “AOL Moderator Guidelines”), in accordance with AOL’s community rules and guidelines and additional materials provided by AOL. All training materials and guidelines shall be subject to AOL’s prior review and approval, which shall not be unreasonably withheld or delayed.

Phase 1b: Roaming Monitors. [***]

PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
2B: Phase 2: Moderator Training, Scheduling and Requirements. Consultant shall ensure that all moderators to be performing moderation duties pursuant to this Schedule 9 shall receive AOL-specific training from Consultant (the “Initial Training”), pursuant to the AOL Moderator Guidelines, prior to providing any Moderation Services for AOL. Consultant shall identify effective training procedures for the Initial Training and any additional training, which shall be subject to AOL’s reasonable approval. The Initial Training shall cover the following areas:
•	Community strategy;

•	Guidelines for different communities;

•	Strategy for enforcing all guidelines and requirements;

•	Moderation schedule;

•	Requirements regarding moderation for “hot” topics and use of Quick Response Team (see Section 2D below)

•	Use of moderator tools;

•	Reporting requirements (see Section 2E below); and

•	Performance metrics as set forth by Consultant.
In addition to undergoing such moderation training prior to beginning any moderation duties, all moderators shall:
•	Be 18 years of age or older;

•	Be Assistants of Consultant (as defined in Section 2.3 of the Agreement), and (i) if such Assistants are former employees of AOL Community, Inc. (“ACI”),such Assistants shall have signed an agreement that includes all terms attached hereto as Appendix A; and (ii) if such Assistants are not employees of Consultant, such Assistants shall have signed an agreement that includes all terms attached hereto as Appendix B; and

•	Have passed a background check through an organization approved by AOL.
AOL shall provide training to select Consultant personnel on a monthly basis or more often as mutually agreed, including training on new tools or changes to existing tools. Consultant shall ensure that all moderators receive training on new or updated tools as soon as commercially reasonable after AOL has provided training to such select Consultant personnel.

2C: Phase 3: Ongoing Moderation. Consultant shall provide ongoing moderation of chat rooms and message board in accordance with the AOL Moderator Guidelines and as set forth below and in accordance with all other terms of this Schedule 9:
(1)	Chat Room Moderation

a)[***]

b)[***]

c) [***]

d) [***]

(2)	Premium Chat Moderation. [***]

a) Topical Chat Moderation. [***]

(b) Programmed Chat Moderation. [***]
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(3)	Message Board Moderation.

[***]

a) [***]

b) [***]

c) [***]

(4)	Quick Response Team. [***]

(5)	[***]
2D: Periodic Reports. Consultant shall, as more specifically set forth below, provide the following information:
1)	Reports on Maximum Monthly Hours – Consultant shall provide reports on Tuesday and Thursday of each week detailing the cumulative number of hours of moderation provided during the current month (the “Hours Spent”), the number of hours remaining in the Maximum Monthly Hours (as defined in Section 5 below), and categorizing the Hours Spent by chat room moderation hours, Topical Chat Moderation hours, and message board moderation hours. The Tuesday report shall include Hours Spent through the prior Sunday at 12:00 midnight ET and the Thursday report shall include Hours Spent through the prior Tuesday at 12:00 midnight ET.

2)	Weekly Reports – Consultant shall provide weekly reports detailing the number of message board posts for previous week (new posts and responses) and chat room traffic for the previous week. As used herein, a “week” means Saturday 12:01 a.m. ET through Sunday 12:00 midnight ET.

3)	Monthly Reports – Consultant shall provide monthly reports detailing the number of posts hidden or deleted; number of posts reported to TOSAOL; number of escalations within chat; traffic trends and patterns (e.g., increase in traffic to any particular chat room or board, spikes in traffic during particular times/days); “hot topics” discussed during the previous month; and trends in discussion topics and products mentioned by participants in message boards. General trends will be reported for chat room activity. Upon AOL’s request, Consultant shall include in the monthly reports anecdotal comments and excerpts from the chats and message board for up to 5 areas without additional charge. If AOL requests more than 5 areas for the anecdotal information, Consultant will provide such reporting and charge for it at the hourly rates specified in Section 5, Payments.

4)	Annual Reports – Consultant shall provide annual reports including a summary of traffic trends for the previous year and year-over-year comparisons of traffic trends.

5)	Additional Reports – AOL may request additional reports from time to time. In the event that the creation of such reports requires additional work by Consultant, Consultant shall notify AOL of the projected number of hours required and shall not prepare any such reports unless AOL approves such additional hours in writing. Any additional hours shall be charged at the applicable standard monthly moderation rate.
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AOL shall cooperate with Consultant in providing data feeds, other system access and information as required for Consultant to produce the required reports.

3.	Time for Performance/Delivery

2A: Phase 1a: Consultant shall deliver the initial schedule and implementation plan no later than [***] . Consultant shall revise the schedule and implementation plan from time to time in consultation with AOL; provided that Consultant shall deliver the final implementation plan for each Phase (as described in Section 1 above) no later than [***] business days prior to the starting date for such Phase.

Phase 1b: Consultant shall provide the Roaming Monitors beginning at 10:00 a.m. ET on [***], and shall continue providing the Roaming Monitors until the date on which the Quick Response Team is put in place (see Section 2.2B(4) above).

2B: Phase 2: AOL shall provide Consultant with written notice (the “Transition Notice”) no less than [***] days prior to the scheduled transition of the first group of chat rooms and message boards to Consultant for moderation. The Transition Notice shall include the date on which such transition shall occur (the “Transition Date”). Consultant shall ensure that Initial Training (as defined in Section 2.2B above) for all moderators prior to the Transition Date. In the event that the Transition Date occurs less than [***] days after the Transition Notice, Consultant shall have the right to provide AOL with a written estimate of additional costs necessary to prepare all moderators for the Transition Date, and the Parties will negotiate in good faith regarding AOL’s reimbursement of such additional costs. Initial Training for any new moderators shall be completed prior to such moderators providing any Moderation Services for AOL. Ongoing training shall be provided as necessary.

2C: Phase 3: Consultant shall continue to provide the Moderation Services on an ongoing basis for the term of this Schedule 9.

2D: Reporting. Reports on Hours Spent shall be provided no later than 8:00 PM Eastern time each Tuesday and Thursday. Weekly reports shall be provided to AOL no later than Tuesday each week. Monthly reports shall be provided within three (3) business days after the end of each calendar month. Annual reports shall be provided by January 31 of the following calendar year.
4.	Acceptance testing criteria for each Deliverable:

Applicable as described below Not Applicable X

5.	Payments:
(a)	Fee:

During Phase 1a, AOL shall pay Consultant [***] dollars ($[***]) per week, up to a maximum of [***] dollars ($[***]) per calendar month, for preparation of the AOL Moderator Guidelines, the schedule and implementation plan.

During Phase 1b, AOL shall pay Consultant [***] ($[***]) per hour for each hour of monitoring provided by the Roaming Monitors.

During Phase 2, and until Consultant is providing [***] moderation hours per month, AOL shall pay Consultant a) the Monthly Management Fee of $[***]/month and b) an hourly
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rate of $[***] for each hour of Initial Training and each hour of moderation provided by Consultant.
Beginning on the date on which Consultant is providing Moderation Services for all chat rooms and message boards designated by AOL for the completion of Phase 2, AOL shall pay Consultant: (i) a monthly management fee, (ii) a minimum monthly moderation fee (that will include up to a specified number of moderation hours), and (iii) an hourly moderation fee for any hours provided above the maximum number of moderation hours included in the monthly moderation fee, as follows:

Monthly Management Fee: $[***] per month

This fee includes up to [***] hours per month of moderation. In the event that AOL requires more than [***] hours/month of moderation at any time, then the two parties agree to negotiate in good faith additional monthly management fees.

Monthly Minimum Moderation Fee: AOL shall pay Consultant a minimum monthly moderation fee based on the rate table set forth below (the “Monthly Minimum Moderation Fee”). The initial Monthly Minimum Moderation fee shall be $[***] and shall include up to [***] hours of moderation. AOL may in its sole discretion increase or decrease the maximum number of hours of moderation (the “Monthly Maximum Hours”) in increments not less than [***] ([***]) hours per month and not more than [***] hours per month (a “Moderation Hours Change”) upon [***] days’ prior written notice to Consultant; provided that AOL shall not reduce the Monthly Maximum Hours below [***] hours. Any such Moderation Hours Change shall be effective for a minimum period of one (1) month before AOL may make another Moderation Hours Change.

The Monthly Minimum Moderation Fee for each increment of [***] hours shall be as follows:

[***]

Overage Rate:

In the event that AOL requests, and Consultant provides, more than the Monthly Maximum Hours in any month, AOL shall pay [***] dollars ($[***]) per hour (the “Overage Rate”) for all hours provided above the Monthly Maximum Hours.

AOL may choose, upon [***] days’ prior written notice to Consultant, to increase the Monthly Maximum Hours by more than [***] hours (the number of hours above [***], the “Excess Incremental Hours”), provided that Consultant may then charge the Overage Rate for such Excess Incremental Hours for the first [***] days in which such hours are added, after which the Monthly Minimum Moderation Fee shall be as specified in the Rate Table above.

Premium Chat Moderation: In the event that AOL elects to have Consultant provide Topical Chat Moderation or Programmed Chat Moderation pursuant to Section 2(2C)(2) above, AOL shall pay [***] dollars ($[***]) per hour for all hours of Topical Chat Moderation and [***] dollars ($[***]) per hour for all hours of Programmed Chat Moderation, instead of the applicable hourly rate for the then-current Monthly Maximum Hours. All Premium Chat Moderation hours shall be counted toward the Monthly Maximum Hours; provided that in the event that AOL would pay the Overage Rate for any hours, the Premium Chat Moderation hours shall always be counted within the Monthly
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Maximum Hours, so that AOL would pay the Overage Rate only on regular moderation hours. For purposes of example only, if in a particular monthly AOL is paying for [***] Monthly Maximum Hours and Consultant has provided [***] hours, including [***] hours of Topical Chat Moderation, AOL would pay the applicable Monthly Minimum Moderation Fee for [***] hours ($[***] [$[***] per hour]), plus the premium of $[***] per hour ($[***]) for [***] Topical Chat Moderation hours, and $[***] per hour for the additional [***] hours above the Monthly Maximum Hours: $[***] + ($[***]) + ($[***]) = $[***].
In the event that more than [***] percent ([***]%) of the hours in any single month are Premium Chat Moderation hours, the Parties shall engage in good faith negotiation regarding pricing adjustments or other applicable changes to this Schedule 9.

Fee Increases. For the second and third year of this Schedule 9 (beginning [***]), Consultant’s fees shall be increased by [***] percent ([***]%) each year from the table set forth above. No later than [***] of the second and third years of this Schedule 9, Consultant may provide AOL with written notice of a proposed fee increase of no more than an additional [***] percent ([***]%) in addition to the Annual Increase (the “Additional Fee Increase”). No later than [***] days after receipt of Consultant’s notice of the Additional Fee Increase, AOL shall provide Consultant with written notice of AOL’s election to (x) accept the Additional Fee Increase, or (y) reject the Additional Fee Increase. If AOL accepts the Additional Fee Increase, the Additional Fee Increase shall become effective [***] days after the date of AOL’s written notice. If AOL rejects the Additional Fee Increase, Consultant shall have [***] days after receipt of AOL’s notice in which to provide written notice of its decision to (A) rescind the Additional Fee Increase or (B) terminate this Schedule 9, such termination to become effective [***] days after AOL’s receipt of such termination notice. In the event that Consultant elects to terminate this Schedule 9, the Wind-Down Period set forth in Section 9.5 below shall be [***] long (the “Extended Wind-Down Period”).

(b)	Expenses
          AOL shall reimburse Consultant for reasonable out of pocket travel expenses associated with on-site visits, subject to AOL’s prior written approval. Such expenses shall not exceed a total of [***] ($[***]) per year during the Term of this schedule.
(c)	Payment Schedule
          All fees and expenses due shall be invoiced by Consultant monthly. Each monthly invoice shall include (i) the monthly management fee for the coming month; (ii) the Monthly Minimum Moderation Fee for hours scheduled by AOL for the coming month, including a categorization of hours by chat room hours and message board moderation hours; (iii) the Overage Fee for the previous month, if any; and (iv) additional fee for Premium Chat Moderation for the previous month, if any. AOL shall pay all undisputed invoices within [***] of AOL’s receipt of each such invoice.
(d)	Maximum Dollar Amount
          Unless otherwise agreed to in writing by both AOL and Consultant, the maximum dollar amount payable to LiveWorld for all fees and expenses under this Schedule 9:
Year 1 ([***] – [***]):     $[***]
Year 2 ([***] – [***]):     $[***]
Year 3 ([***] – [***]):     $[***]
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PORTIONS DENOTED WITH [***] HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Notwithstanding the foregoing, in no event shall Consultant submit any monthly invoice to AOL for more than $[***] (excluding reimbursable expenses) without the prior written approval of AOL’s Executive Vice President for Programming and Productions.

6.	LiveWorld Project Manager:
Name: Jenna Woodul
Phone #: 408-836-9645
Fax #: 408-871-5300

	LiveWorld Business Contact	Name: Peter Friedman
Phone # 408-666-1125
Fax #: 1-408-516-9872

7.	AOL Project Manager:	Name: Jennifer Yang
Phone # 703-265-7380
Fax #: 703-265-3905

8.	Term of this Schedule 9: [***] through [***]

9.	Additional Terms and Conditions:
9.1	Escalation of Critical Problem Areas

[***]
9.2	Changes to Technology, Room/Board Structure and/or Administration
(a) If AOL makes material changes to the technology, structure and/or administration requirements for the chat rooms and message boards, the Parties acknowledge that the pricing and/or scope of this Schedule 9 may be subject to renegotiation.
(b) In the event that AOL makes material changes to AOL’s message board and chat systems requiring retraining of Consultant personnel to enable Consultant to perform the Moderation Services hereunder:
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(i) AOL will make commercially reasonable efforts to provide Consultant with thirty (30) days’ prior written notice of such changes and to facilitate additional training for Consultant’s supervisory/training personnel. Consultant shall have a commercially reasonable period, not to exceed [***] days after changes are implemented, to retrain moderators and other Assistants as necessary to implement AOL’s changes.
(ii) For any additional training required by AOL system changes, AOL will pay Consultant an hourly fee of $[***] /hour for each hour of training time required by each trainer and moderator, with total training hours to be agreed upon in advance by the Parties.
(c) If AOL changes the structure of its chats and/or message boards such that Consultant has to reset and reconfigure the reporting, then Consultant shall have [***] days from the date of any structural change before it must again comply with all reporting requirements. If AOL makes such changes more than once per quarter, then Consultant may charge AOL for reconfiguring the reports at a rate to be mutually agreed on by AOL and Consultant.
(d) If AOL’s administrative functionality breaks down in such a manner as to prevent moderators from performing their duties, Consultant will notify AOL immediately and will handle moderation in the following manner:
(i) If functionality is restored within [***] hours, Consultant will adjust scheduling to ensure message board posts received during the time that moderators were not able to perform will be looked at immediately.
(ii) If functionality is down for more than [***] hours, Consultant will work with AOL to determine a solution.
(iii) Hours for which Consultant incurs expense as a result of a breakdown in AOL’s administrative functionality will be charged to AOL as hours for which Consultant provided moderation; provided that AOL shall have the right to provide Consultant with written notice (which may include email) to temporarily reduce staffing for moderation at a level specified by AOL.
9.3	AOL Public Areas. All content submitted by Consultant or its Assistants within message boards or chat rooms shall be subject to the license grant relating to submissions to “public areas” set forth in the AOL Terms of Service. Consultant acknowledges that it has no rights or interest in AOL Member submissions to message boards or chat rooms within the AOL Network and that AOL owns all right, title and interest in an to the message boards and the content therein during and after the term of this Schedule.

9.4	AOL Policies; Community Moderation Guidelines. At all times during the Term, Consultant represents and warrants that Consultant and its Assistants shall comply with AOL’s then-standard Community Policies. All moderation shall be provided in accordance with AOL’s then-current Community Moderation Guidelines. A copy of the current version of such guidelines will be provided in writing to Consultant no later than within [***] weeks after the effective date of this Schedule 9. When AOL provides such new or modified guidelines Consultant shall be allowed commercially reasonable time to update and train its personnel, including moderators on the new information.
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9.5	Wind-Down Period. Upon the expiration or earlier termination of this Schedule 9, in AOL’s sole discretion, AOL may require the Parties to implement a transition period of up to [***] months during which to ensure that all Moderation Services are effectively transitioned to AOL or a third party provider selected by AOL (the “Wind-Down Period”). AOL shall provide Consultant with written notice upon any termination or expiration of the Agreement that AOL elects to begin the Wind-Down Period and AOL may elect to terminate the Wind-Down Period at any time upon [***] days prior written notice to Consultant. During the Wind-Down Period, Consultant shall continue to provide the Moderation Services in accordance with the terms of this Agreement and shall provide full cooperation to AOL and/or any third party provider to which the Moderation Services are transitioned. AOL shall pay to Consultant the appropriate fees during the Wind-Down Period, pursuant to Section 5 above. All terms and conditions of the Agreement and this Schedule 9 that are reasonably necessary for the Parties to fulfill their obligations and exercise their rights during the Wind-Down Period shall survive during the Wind-Down Period.

9.6	Limits on Scope of Moderation. Pursuant to this Schedule 9, Consultant shall not sell, market, advertise or otherwise encourage the purchase or sale of AOL services. In addition, and for the avoidance of doubt, all other terms and conditions of the Agreement shall continue to apply to this Schedule 9, including without limitation the provisions of Exhibit B, Section II, “Non-Solicitation” and Section V, “Publicity.”

AMERICA ONLINE, INC.	LIVEWORLD, INC.

By:	By:

Print Name:	Print Name:
Title:	Title:

Date:	Date:

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APPENDIX A
[LiveWorld Letterhead]
Acknowledgment and Waiver Concerning Compensation
          By signing below, I hereby acknowledge that my entire compensation – whether in the form of wages, salary and/or employee benefits – for performing services at a client to which I am assigned by LiveWorld, Inc. (the “Company”) will be provided by Company exclusively, and that I shall not be entitled to receive from the client any compensation, in any form, including wages, salary or benefits of any type, such as welfare, pension or fringe benefits, including but not limited to, health benefits, vacation benefits, stock options or retirement benefits. I hereby waive any and all rights to receive, or to pursue a claim seeking, any compensation, as broadly defined herein, from any person other than Company with respect to my performance of services at a client pursuant to an assignment by Company.
          This Acknowledgment and Waiver represents a material component of the terms of compensation to which Company and I have agreed, and it is not in any way conditioned on any representation or assumption concerning my status, as an employee or nonemployee, with respect to Company or any client.
          It is my intention that any client be authorized to rely upon and enforce the terms of this Acknowledgment and Waiver.
          I understand the significance of this Acknowledgment and Waiver, and I irrevocably agree to its terms.
Dated this                     day of                      20___

Signature

Printed Name
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APPENDIX B
[LiveWorld Letterhead]
CONSULTANT NON-EMPLOYEE MODERATOR AGREEMENT
The following are the terms and conditions, which form the basis for our agreement to allow you to be a LiveWorld Moderator.
1. You understand and agree that you will be serving as an independent contractor to LiveWorld and not as an employee. As an independent contractor, you will be responsible for payment of any and all taxes directly to federal, state, and local taxing authorities, and LiveWorld will not be making withholding payments on your behalf. You further understand and agree that your status as an independent contractor may be terminated at any time by you or by LiveWorld, with or without notice or cause.
2. You agree to be bound by any special guidelines established by LiveWorld or its clients for any specific project to which you have been assigned.
3. You will not do anything with respect to a site on which you are working that would be offensive, that would libel or slander anyone, that would be obscene, or that would otherwise be unlawful or in bad taste.
4. You will treat LiveWorld’s information and the client’s information as confidential and you will not reveal any such information to anyone without our permission (and, if applicable, the client’s written consent).
5. To the extent you are involved in any matters which involve the creation of any intellectual property, you will be deemed to be working for LiveWorld and the works will be a work for hire, unless LiveWorld specifically agrees otherwise in writing.
6. If LiveWorld (or any of its clients) believes it is necessary, you will execute LiveWorld’s (or its clients’) standard “nondisclosure/confidentiality”, “work for hire”, and any other appropriate agreements.
7. You acknowledge the importance and the sensitivity of the work you are doing for LiveWorld and its clients and agree to conduct yourself at all times in a workmanlike and honorable way; and that you will bring any issues that you believe warrant the attention of LiveWorld to your supervisors and/or to LiveWorld management.
8. It should be clearly understood that all materials, supplied to you by LiveWorld, or one of its clients, whether designed for training, or management directives, or any other proprietary information you gain access to as a result of your training or work for LiveWorld is considered private and confidential and can not be passed in any form to third party individuals or corporations for any reason.
9. Placement with LiveWorld as a moderator is dependent upon successfully completing our (or the client’s) training program and background check.
[Signature]
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